SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            LEHMAN ABS CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                Delaware                             13-3447441
  -------------------------------------  ------------------------------------
       (State of Incorporation or          (I.R.S. Employer Identification
             Organization)                              No.)

           745 Seventh Avenue
        New York, New York 10019                        10019
  -------------------------------------  ------------------------------------
    (Address of Principal Executive                  (Zip Code)
                Offices)

If this form relates to the             If this form relates to the
registration of a class of              registration of a class of
securities pursuant to                  securities pursuant to
Section 12(b) of the Exchange           Section 12(g) of the Exchange
Act and is effective pursuant           Act and is effective pursuant
General Instruction A.(c),              General Instruction A.(d),
please check the following              please check the following
box.|X|                                 box.| |


Securities Act registration statement file number to which this form relates:
333-100485

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class               Name of Each Exchange on Which
          to be so Registered               Each Class is to be Registered
          -------------------           ----------------------------------
$5,000,000 Repackaged American General      New York Stock Exchange, Inc.
   Floating Rate Trust Certificates,
             Series 2003-1





Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
     -----------------------------------------------------------------------
                               (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

      The description of the Repackaged American General Floating Rate Trust Certificates, Series 2003-1, is contained in the Prospectus, dated November 8, 2002, included in the Registrant's Registration Statement on Form S-3 (No. 333-100485) under the caption "Description of the Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated July 3, 2003, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

Item 2.  Exhibits.

      The securities described herein are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

               1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               2. Form of By-laws, as amended, of Lehman ABS Corporation are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

               4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

               5. Prospectus Supplement dated July 3, 2003, filed with the Securities and Exchange Commission on July 11, 2003, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

               6. Series Supplement, dated as of July 2, 2003, which was filed with the Securities and Exchange Commission on July 11, 2003, and is incorporated herein by reference.

               7. Supplement to Series Supplement, dated as of July 11, 2003.


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


                                   SIGNATURE



      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                    LEHMAN ABS CORPORATION
Date:  July 17, 2003


                                    By:  /s/ Rene Canezin
                                        -------------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President


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